EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

As adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Allied Devices Corporation, (the “Company”) on Form 10-K for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Hopkinson, Principal Executive Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Hopkinson
Mark Hopkinson
Principal Executive Officer
January 13, 2003